UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4132
                                   ------------


                           AXP SELECTED SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
   Precious
      Metals
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

The Fund's Long-term Performance                             8

Investments in Securities                                    9

Financial Statements                                        12

Notes to Financial Statements                               15

Independent Auditors' Report                                25

Federal Income Tax Information                              26

Board Members and Officers                                  27

Proxy Voting                                                29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                    Clay Hoes
Since                                                     1/99
Years in industry                                           10

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 4/22/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INPMX        B: INPBX        C: --           Y: --

Total net assets                                $109.3 million

Number of holdings                                          96

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                        LARGE
           X            MEDIUM  SIZE
           X            SMALL

TOP FIVE COUNTRIES

Percentage of portfolio assets

Canada                                                      53.3%
United States                                               14.8
South Africa                                                14.1
Australia                                                    6.3
Peru                                                         4.1

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Gold mining 71.4%
Diversified mining 13.1%
Platinum mining 7.5%
Silver mining 5.6%
Diamond mining 1.5%
Short-term securities 0.9%

TOP TEN HOLDINGS

Percentage of portfolio assets

Compania de Minas Buenaventura ADR (Peru)                    4.1%
Mvelaphanda Resources (South Africa)                         3.7
Northern Orion Resources (Canada)                            3.1
Gammon Lake Resources (Canada)                               2.6
Golden Star Resources (United States)                        2.5
First Quantum Minerals (Canada)                              2.6
AngloGold ADR (South Africa)                                 2.2
Coeur d'Alene Mines (United States)                          2.2
Banro (Canada)                                               2.1
IAMGOLD (Canada)                                             2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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3   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Q: How did AXP Precious Metals Fund perform for the annual period ended March 31, 2004?

A: AXP Precious Metal Fund's Class A shares gained 87.27% (excluding sales charge) for the 12 months ended March 31, 2004. This outpaced the Fund's benchmark, the MSCI World Index, which advanced 44.55% for the period. The Lipper Gold Funds Index, representing the Fund's peer group, rose 72.09% for the same time frame. The CitiGroup Global Precious Metals and Minerals Index rose 69.33% for the same period.

Q:   What factors most significantly affected performance?

A: The Fund's strong absolute and relative performance during the fiscal year was driven by two major factors. First, a focus on small- and mid-sized companies. These companies, which are primarily responsible for the new development and exploration for precious metals and are also prime targets for takeovers by larger companies, outperformed their larger counterparts during the annual period. These smaller companies also stayed true to historical trend, performing well during a gold price rally. While certainly fluctuating throughout, gold was priced at $334 per ounce on April 1, 2003. Six months later on Sept. 30, gold was $388 per ounce. At the close of the period, gold had climbed to a multi-year high of $429 per ounce.

     Second, the Fund outperformed due to its effective stock selection among both gold companies and diversified companies of other precious metals, including copper, nickel, platinum, palladium and silver. Specific Fund holdings that performed well during the fiscal year included Stillwater Mining, a U.S. palladium and platinum producer; Gammon Lake, a gold and silver mining company in Mexico;

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2004
100%        (bar 1)
            +87.27%
 80%
                                          (bar 3)        (bar 4)
 60%                                      +69.33%        +72.09%
                         (bar 2)
 40%                     +44.55%

 20%

  0%

(bar 1) AXP Precious Metals Fund Class A (excluding sales charge)
(bar 2) MSCI World Index (unmanaged)
(bar 3) CitiGroup Global Precious Metals and Minerals Index(SM) (unmanaged) (bar 4) Lipper Gold Funds Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund outperformed due to its effective stock selection among both gold companies and diversified companies of other precious metals, including copper, nickel, platinum, palladium and silver.(end callout quote)

     Banro Corp., a copper and gold mining company in the Congo; Eurozinc, a poly-metallic company in Portugal and Spain; Golden Star Resources, an acquisition and exploration company focused primarily on opportunities in Ghana; Mano River, another Ghana-based company with partial ownership by Golden Star Resources; Northern Orion, a poly-metallic company in Canada; and two silver producers also based in Canada, Wheaton River Minerals and Western Silver.

AVERAGE ANNUAL TOTAL RETURNS

                                Class A                Class B                   Class C                   Class Y
(Inception dates)              (4/22/85)              (3/20/95)                 (6/26/00)                 (3/20/95)
                          NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)     POP(5)
as of March 31, 2004
1 year                    +87.27%    +76.51%    +85.81%      +81.81%      +85.88%      +85.88%       +87.64%    +87.64%
5 years                   +20.99%    +19.56%    +20.06%      +19.97%        N/A          N/A         +21.21%    +21.21%
10 years                   +6.29%     +5.66%      N/A          N/A          N/A          N/A           N/A        N/A
Since inception             N/A        N/A       +7.24%       +7.24%      +33.08%      +33.08%        +8.25%     +8.25%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During this reporting period, we increased the number of holdings from approximately 40 stocks to approximately 70 stocks. Most of the new purchases for the Fund were in small- and mid-sized companies that we believed to have strong exploration pipelines. As part of this process, we also enhanced the geographical diversification of the portfolio holdings, with positions established in gold and other precious metals companies based on every continent except Antarctica. Overall, we reduced the Fund's median market capitalization from $1.1 billion in June 2003 to $565 million as of March 31, 2004.

     Over the course of the fiscal year, we also decreased the Fund's position in some of the larger gold companies and redeployed those proceeds into other precious metals stocks, including platinum, palladium and silver. Demand for platinum and palladium has been on the rise because of their use in diesel-powered vehicles, especially in Europe. As both are scarcer resources than gold, both of these precious metals saw their prices hit all-time highs during the annual period. Silver's performance lagged the dramatic price increases of gold, yet we believe it should benefit ahead from similar forces of supply/demand imbalances and industry consolidation. Thus, we added exposure to silver through Coeur d'Alene Mines in South America and Wheaton River Minerals and Western Silver in Canada. We also added a few Canadian diamond mining stocks to the portfolio, as we believe there is strong opportunity for consolidation in this sub-sector. In all, these changes led to a 173% portfolio turnover rate for the annual period.

Q:   How do you intend to manage the Fund in the coming months?

A: We believe that we are in the midst of a transition from gold prices being tightly correlated with the strength or weakness of the U.S. dollar to a correlation with inflationary expectations. While U.S. consumer price increases have generally been tame in recent years except in selected areas such as health care and energy, the long-term overall U.S. inflation picture remains cloudy at best. Historically low interest rates, record budget federal deficits, and large U.S. trade deficits are only a few of the factors that, in our view, have primed the pump for higher U.S. consumer prices down the road. Perhaps even more significant is the increase in commodities prices during the first quarter of 2004, not only in precious metals but also in oil and grains, that has

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6   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Questions & Answers

     increased costs for manufacturers. Should these higher costs get pushed through to the consumer and inflationary measures rise, then we believe our long-term estimates for gold prices may be conservative. Anticipation of increases in interest rates only serves as a further boost to the gold market. Higher gold prices bode well not only for gold stocks but also confirm gold's historical luster as an investment alternative that might retain value in times of inflation.

     Several other factors lead us to an optimistic view for gold and poly-metallic companies going forward. There is an ongoing lack of exploration for precious metals following the bear market in this sector that ended in 2001 and the extensive environmental regulations that have been legislated in recent years. This means we will likely be in a depletion mode for natural resources and have a shortage of technical expertise well into the next decade. Demand, on the other hand, continues to be strong, especially from quickly developing countries like India and China. This major supply/demand imbalance should continue to put pressure on precious metals prices in the months ahead.

     Major consolidation within the industry should also continue to occur, as most companies believe it is cheaper to buy out or merge with another firm that has reserves rather than explore for more. The paper gold product that the U.S. planned to introduce during the first quarter has been delayed but remains on the launch pad. Canada, the U.K. and Australia already have this type of product that trades like a stock instead of taking physical delivery of the bullion. Finally, the threat of geopolitical risk around the world, however unwelcome, continues to favor strength in the precious metal sector.

     We intend to continue to seek out small- and mid-sized companies for the Fund that we believe have strong fundamentals and attractive exploration and consolidation potential.

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7   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP(R) Precious Metals Fund Class A shares (from 4/1/94 to 3/31/04) as compared to the performance of three widely cited performance indices, Morgan Stanley Capital International (MSCI) World Index, CitiGroup Global Precious Metals and Minerals Index(SM) and the Lipper Gold Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line chart)
                         VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                   IN AXP PRECIOUS METALS FUND
AXP Precious Metals
  Fund Class A           $ 9,425  $ 8,964   $15,446   $12,371   $ 8,303   $ 6,692  $ 6,083   $ 5,641   $ 8,909    $ 9,270   $17,347
MSCI World Index(1)      $10,000  $10,986   $13,249   $14,554   $19,280   $21,796  $26,646   $20,019   $19,278    $14,653   $21,181
CitiGroup Global
  Precious Metals
  and Minerals
  Index(SM)(2)           $10,000  $ 8,507   $10,516   $ 8,280   $ 5,854   $ 4,598  $ 4,737   $ 4,881   $ 7,908    $ 7,434   $12,589
Lipper Gold Funds
  Funds Index(3)         $10,000  $ 9,676   $12,041   $ 9,441   $ 6,283   $ 4,833  $ 4,479   $ 4,116   $ 7,100    $ 7,459   $12,836
                           '94      '95       '96       '97       '98       '99      '00       '01       '02        '03       '04

(1) Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The CitiGroup Global Precious Metals and Minerals Index(SM) is a subset of the Global CitiGroup Broad Market Index System(SM), which includes all companies with a float capital of at least $100 million. The CitiGroup Global Precious Metals and Minerals Index(SM) includes companies in both developed and emerging market regions that are involved in the precious metals sector. The Fund is not sponsored, endorsed, sold or promoted by CitiGroup, and CitiGroup makes no representation or warranty regarding any matter including the advisability of investing in the Fund.

(3) The Lipper Gold Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of March 31, 2004
 1 year                                                              +76.51%
 5 years                                                             +19.56%
 10 years                                                             +5.66%
             Results for other share classes can be found on page 5.

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8   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund

March 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (92.8%)(c)
Issuer                                          Shares             Value(a)

Australia (6.5%)
Central Asia Gold                             375,000(b)           $215,578
Equinox Resources                           6,000,000(b)          1,839,601
Newcrest Mining                               100,000               986,486
Oxiana                                      2,500,000(b)          1,897,088
Sino Gold                                     250,000(b)            498,225
Tethyan Cooper                              3,300,000(b)          1,644,143
Total                                                             7,081,121

Canada (48.7%)
Agnico-Eagle Mines                             50,000               746,500
Alamos Gold                                   275,000(b)            587,293
Anooraq Resources                             437,000(b)          1,149,912
Apollo Gold                                   475,000(b)          1,014,415
Aur Resources                                  80,000(b)            405,766
Aurizon Mines                                 550,000(b)            700,557
Banro                                         390,000(b)          2,379,681
Barrick Gold                                   75,000             1,783,500
Bema Gold                                     450,000(b)          1,654,336
Bolivar Gold                                  500,000(b)            724,582
Breakwater Resources                        1,000,000(b)            450,004
Crystallex Intl                               500,000(b)          1,534,613
Dynatec                                       700,000(b)            848,906
Eldorado Gold                                 551,000(b)          1,584,372
EuroZinc Mining                               100,000(b)             47,289
EuroZinc Mining                             2,000,000(b,e)          851,194
First Quantum Minerals                        255,000(b)          2,894,058
FNX Mining                                    150,000(b)            814,583
Gabriel Resources                             275,000(b)            765,579
Goldcorp                                      100,000             1,479,674
Golden Goose Resources                        500,000(b,e)          116,696
Great Basin Gold                              550,000(b)          1,195,561
Gulf Intl Minerals                          1,000,000(b,e)          281,443
IAMGOLD                                       360,000             2,355,884
Inmet Mining                                  120,000(b)          1,839,677
Ivanhoe Mines                                 100,000(b)            560,598
Ivanhoe Mines                                  70,000(b,e)          353,177
Minefinders                                   175,000(b)          1,741,858
Nevsun Resources                              200,000(b)            808,481
Northern Orion Resources                    1,100,000(b)          3,473,420
Northgate Exploration                         600,000(b)          1,487,301
Orezone Resources                             985,000(b)            894,020
Placer Dome                                   100,000             1,797,000
Platinum Group Metals                       1,500,000(b)          1,601,708
QGX                                           275,000(b)            964,839
Rio Narcea Gold Mines                         200,000(b)            454,580
Stingray Resources                            549,000(b,e)          388,165
Sulliden Exploration                          135,000(b,e)          193,681
Sunridge Gold                                 410,000(b)            763,023
Tahera                                      6,400,000(b)          1,708,489
Tenke Mining                                  300,000(b)            766,532
Tenke Mining                                  175,000(b,e)          357,715
Western Silver                                270,000(b)          2,259,095
Wheaton River Minerals                        500,000(b)          1,708,489
Wolfden Resources                             375,000(b)          1,601,708
Yamana Gold                                   350,000(b)          1,174,586
Total                                                            53,264,540

Ireland (1.6%)
Celtic Resources Holding                      200,000(b)          1,779,159

Peru (4.2%)
Compania de Minas
   Buenaventura ADR                           160,000             4,624,000

South Africa (14.0%)
Anglo American Platinum                        50,000             2,217,330
AngloGold ADR                                  60,000             2,536,200
Gold Fields ADR                               100,000             1,315,000
Harmony Gold Mining                           100,000             1,543,000
Impala Platinum Holdings                       12,000               987,079
Mvelaphanda Resources                       1,000,000             4,163,476
Northam Platinum                              300,000               502,489
Randgold & Exploration ADR                    180,000(b)          2,057,400
Total                                                            15,321,974

United Kingdom (2.8%)
Eureka Mining                                  20,000(b)             44,804
Mano River Resources                        1,300,000(b)            264,410
Oxus Gold                                   1,300,000(b)          1,223,634
Randgold Resources ADR                         35,000(b)            687,750
Southern African Resources                  1,500,000(b)            858,204
Total                                                             3,078,802

See accompanying notes to investments in securities.
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9   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Issuer                                          Shares             Value(a)

United States (14.9%)
Apollo Gold                                   156,250(b)           $332,813
Coeur d'Alene Mines                           350,000(b)          2,450,000
Freeport McMoRan Copper &
  Gold Cl B                                    60,000             2,345,400
Glamis Gold                                   120,000(b)          2,141,713
Golden Star Resources                         400,000(b)          2,860,000
Meridian Gold                                 100,000(b)          1,217,298
Metallic Ventures                             425,000(b)          1,961,140
Metallica Resources                           230,000(b,e)          427,862
Newmont Mining                                 30,000             1,398,900
Stillwater Mining                              75,000(b)          1,177,500
Total                                                            16,312,626

Total common stocks
(Cost: $77,615,727)                                            $101,462,222

Other (6.5%)(b,c)
Issuer                                          Shares             Value(a)

Canada (6.3%)
Aurizon Mines
  Warrants                                    150,000(d,e)              $--
EuroZinc Mining
  Special Warrants                          1,000,000(e)            466,784
  Warrants                                         --(e)            151,018
EuroZinc Mining Units
  Special Warrants                            555,000(e)            209,961
Frontera Copper
  Warrants                                    200,000(e)            500,000
Gammon Lake Resources
  Warrants                                    400,000             2,898,332
Gulf Intl Minerals
  Warrants                                  1,000,000(d,e)               --
Ivanhoe Mines
  Warrants                                     35,000(e)             43,006
Metallica Resources
  Warrants                                    115,000(e)             86,835
Minefinders
  Special Warrants                            125,000             1,244,185
Northern Orion
  Warrants                                     50,000                94,958
Orezone Resources
  Warrants                                    130,000(d,e)               --
Silk Road Resources Units
  Warrants                                    150,000(e)            133,857
Stingray Resources
  Warrants                                    274,500(d,e)               --
Sulliden Exploration
  Warrants                                     67,500(d,e)               --
Taseko Mines Units                            200,000(e)            303,409
Wheaton River Minerals
  Special Warrants                            337,500               710,472
Total                                                             6,842,817

United States (0.2%)
Golden Star Resources
  Warrants                                     62,500               266,951

Total other
(Cost: $3,497,346)                                               $7,109,768

Bonds (0.1%)
Issuer                  Coupon                 Principal           Value(a)
                         Rate                   amount
Coeur d'Alene Mines
  Cv
   01-15-24              1.25%               $100,000              $114,125

Total bonds
(Cost: $100,000)                                                   $114,125

Options purchased (--%)
Issuer           Contracts       Exercise     Expiration           Value(a)
                                   Price         date
Call
Phila Gold &
   Silver Index    100             $105       April 2004            $28,000

Total options purchased
(Cost: $29,300)                                                     $28,000

Short-term securities (3.8%)
Issuer                Annualized                Amount             Value(a)
                     yield on date            payable at
                      of purchase              maturity

U.S. government agencies (1.2%)
Federal Home Loan Bank Disc Nt
   04-23-04              1.02%               $800,000              $799,517
Federal Natl Mtge Assn Disc Nt
   05-05-04              1.02                 500,000               499,547
Total                                                             1,299,064

Commercial paper (2.6%)
Abbey National North America LLC

   04-01-04              1.07               2,800,000             2,799,917

Total short-term securities
(Cost: $4,099,020)                                               $4,098,981

Total investments in securities
(Cost: $85,341,393)(f)                                         $112,813,096

See accompanying notes to investments in securities.

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10   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at March 31, 2004, is as follows:

                                              Acquisition       Security
                                                 dates            Cost
     Aurizon
         Warrants                               08-21-03         $    --
     EuroZinc Mining
         Special Warrants                       01-29-04         299,625
         Warrants                               12-09-03              --
     EuroZinc Mining Units                      12-09-03         380,923
         Special Warrants                       03-19-04         249,644
     Frontera Copper
         Warrants                               01-20-04         500,000
     Golden Goose Resources                     12-18-03         169,135
     Gulf Intl Minerals                         12-11-03         376,378
         Warrants                               12-11-03              --
     Ivanhoe Mines                              12-09-03         559,957
         Warrants                               12-09-03              --
     Metallica Resources                        11-26-03         388,424
         Warrants                               11-26-03              --
     Orezone Resources
         Warrants                               10-09-03              --
     Silk Road Resources Units
         Warrants                               12-09-03         114,277
     Stingray Resources                         12-04-03         418,334
         Warrants                               12-04-03              --
     Sulliden Exploration                       12-04-03         236,598
         Warrants                               12-04-03              --
     Taseko Mines Units                         02-06-04         301,239
     Tenke Mining                               02-11-04         481,250

(f) At March 31, 2004, the cost of securities for federal income tax purposes was $99,088,741 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $15,579,745
     Unrealized depreciation                                  (1,855,390)
                                                              ----------
     Net unrealized appreciation                             $13,724,355
                                                             -----------

--------------------------------------------------------------------------------
11   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund

March 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $85,341,393)                                                                       $112,813,096
Cash in bank on demand deposit                                                                               76,245
Foreign currency holdings (identified cost $878) (Note 1)                                                       399
Capital shares receivable                                                                                    85,816
Dividends and accrued interest receivable                                                                     5,796
Receivable for investment securities sold                                                                 2,630,672
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                 7,179
                                                                                                              -----
Total assets                                                                                            115,619,203
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       14,899
Payable for investment securities purchased                                                               2,402,971
Payable upon return of securities loaned (Note 5)                                                         3,700,000
Accrued investment management services fee                                                                    2,365
Accrued distribution fee                                                                                      1,331
Accrued transfer agency fee                                                                                     476
Accrued administrative services fee                                                                             177
Other accrued expenses                                                                                       68,734
                                                                                                             ------
Total liabilities                                                                                         6,190,953
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $109,428,250
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     87,689
Additional paid-in capital                                                                               91,924,940
Excess of distributions over net investment income                                                       (2,896,240)
Accumulated net realized gain (loss) (Note 9)                                                            (7,182,132)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                           27,493,993
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $109,428,250
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 80,082,768
                                                            Class B                                    $ 27,148,947
                                                            Class C                                    $  2,140,214
                                                            Class Y                                    $     56,321
Net asset value per share of outstanding capital stock:     Class A shares             6,339,045       $      12.63
                                                            Class B shares             2,247,042       $      12.08
                                                            Class C shares               178,354       $      12.00
                                                            Class Y shares                 4,439       $      12.69
                                                                                           -----       ------------
* Including securities on loan, at value (Note 5)                                                      $  3,118,600
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Precious Metals Fund

Year ended March 31, 2004
Investment income
Income:
Dividends                                                                                               $   598,419
Interest                                                                                                     22,607
Fee income from securities lending (Note 5)                                                                  33,868
   Less foreign taxes withheld                                                                              (20,447)
                                                                                                            -------
Total income                                                                                                634,447
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          724,228
Distribution fee
   Class A                                                                                                  158,003
   Class B                                                                                                  211,188
   Class C                                                                                                   20,084
Transfer agency fee                                                                                         151,432
Incremental transfer agency fee
   Class A                                                                                                   13,467
   Class B                                                                                                    5,505
   Class C                                                                                                      234
Service fee -- Class Y                                                                                           28
Administrative services fees and expenses                                                                    52,769
Compensation of board members                                                                                 8,408
Custodian fees                                                                                               45,000
Printing and postage                                                                                         44,189
Registration fees                                                                                            51,739
Audit fees                                                                                                   20,500
Other                                                                                                         7,946
                                                                                                              -----
Total expenses                                                                                            1,514,720
   Earnings credits on cash balances (Note 2)                                                                (1,818)
                                                                                                             ------
Total net expenses                                                                                        1,512,902
                                                                                                          ---------
Investment income (loss) -- net                                                                            (878,455)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        27,009,143
   Foreign currency transactions                                                                           (175,699)
   Options contracts written (Note 7)                                                                        52,933
   Payments by AEFC (Note 1)                                                                                165,000
                                                                                                            -------
Net realized gain (loss) on investments                                                                  27,051,377
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    25,171,373
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    52,222,750
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $51,344,295
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Precious Metals Fund

Year ended March 31,                                                                       2004             2003
Operations and distributions
Investment income (loss) -- net                                                      $   (878,455)     $   (298,856)
Net realized gain (loss) on investments                                                27,051,377         7,746,180
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  25,171,373        (6,768,610)
                                                                                       ----------        ----------
Net increase (decrease) in net assets resulting from operations                        51,344,295           678,714
                                                                                       ----------           -------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (4,969,748)       (2,076,821)
   Class B                                                                             (1,586,871)         (608,270)
   Class C                                                                               (140,573)          (54,183)
   Class Y                                                                                 (2,802)             (772)
                                                                                           ------              ----
Total distributions                                                                    (6,699,994)       (2,740,046)
                                                                                       ----------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             29,591,672        52,418,585
   Class B shares                                                                       6,793,879        12,413,288
   Class C shares                                                                         673,077         1,768,450
   Class Y shares                                                                          67,645            83,565
Reinvestment of distributions at net asset value
   Class A shares                                                                       4,900,939         2,052,313
   Class B shares                                                                       1,578,174           606,680
   Class C shares                                                                         119,480            53,691
   Class Y shares                                                                           2,684               724
Payments for redemptions
   Class A shares                                                                     (32,600,584)      (50,880,020)
   Class B shares (Note 2)                                                             (7,759,858)       (7,124,895)
   Class C shares (Note 2)                                                             (1,467,257)         (325,932)
   Class Y shares                                                                         (29,609)          (71,432)
                                                                                          -------           -------
Increase (decrease) in net assets from capital share transactions                       1,870,242        10,995,017
                                                                                        ---------        ----------
Total increase (decrease) in net assets                                                46,514,543         8,933,685
Net assets at beginning of year                                                        62,913,707        53,980,022
                                                                                       ----------        ----------
Net assets at end of year                                                            $109,428,250      $ 62,913,707
                                                                                     ============      ============
Undistributed (excess of distributions over) net investment income                   $ (2,896,240)     $  1,508,166
                                                                                     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Precious Metals Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

--------------------------------------------------------------------------------
15   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of March 31, 2004, foreign currency holdings were entirely comprised of Canadian Dollars.

--------------------------------------------------------------------------------
16   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of March 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2004 was $4,864,803 representing 4.4% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Payments by affiliates

During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund $165,000 for a loss on a trading error.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,174,043 and accumulated net realized loss has been increased by $5,778,240 resulting in a net reclassification adjustment to increase paid-in capital by $2,604,197.

For tax purposes, the Fund may designate as net investment income or capital gain distributions the earnings and profits distributed to shareholders on the redemption of Fund shares during the year.

--------------------------------------------------------------------------------
17   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                           2004              2003

Class A
Distributions paid from:
   Ordinary income                         $4,969,748        $2,076,821
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                          1,586,871           608,270
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                            140,573            54,183
   Long-term capital gain                          --                --
Class Y
Distributions paid from:
   Ordinary income                              2,802               772
   Long-term capital gain                          --                --

As of March 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $10,640,293
Accumulated long-term gain (loss)                           $(6,891,685)
Unrealized appreciation (depreciation)                      $13,667,013

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $33,379 for the year ended March 31, 2004.

--------------------------------------------------------------------------------
18   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $124,342 for Class A, $20,635 for Class B, and $1,109 for Class C for the year ended March 31, 2004.

During the year ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,818 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
19   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $145,159,054 and $148,857,283, respectively, for the year ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $24,650 for the year ended March 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended March 31, 2004
                                            Class A     Class B     Class C      Class Y
Sold                                       2,958,270    659,507      67,183       5,610
Issued for reinvested distributions          421,405    141,540      10,793         230
Redeemed                                  (3,320,635)  (821,842)   (147,498)     (2,459)
                                          ----------   --------    --------      ------
Net increase (decrease)                       59,040    (20,795)    (69,522)      3,381
                                              ------    -------     -------       -----

                                                      Year ended March 31, 2003
                                            Class A     Class B     Class C      Class Y
Sold                                       6,436,593  1,591,248     253,494       9,966
Issued for reinvested distributions          253,999     77,979       6,946          89
Redeemed                                  (6,333,207)  (946,485)    (44,671)     (9,136)
                                          ----------   --------     -------      ------
Net increase (decrease)                      357,385    722,742     215,769         919
                                             -------    -------     -------         ---

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $3,118,600 were on loan to brokers. For collateral, the Fund received $3,700,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $33,868 for the year ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of March 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                    Currency to       Currency to     Unrealized     Unrealized
Exchange date      be delivered       be received    appreciation   depreciation
April 5, 2004           301,191           400,000        $3,857         $--
                    U.S. Dollar   Canadian Dollar
April 5, 2004           250,640           333,000         3,312          --
                    U.S. Dollar   Canadian Dollar
April 5, 2004            42,908            56,270            10          --
                    U.S. Dollar   Canadian Dollar
                                                         ------         ---
Total                                                    $7,179         $--
                                                         ------         ---

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                         Year ended March 31, 2004
                                      Puts                      Calls
                               Contracts Premiums        Contracts  Premiums
Balance March 31, 2003            --     $     --            --   $      --
Opened                           500       80,996         2,500     339,484
Closed                          (500)     (80,996)       (2,000)   (270,987)
Exercised                         --           --          (500)    (68,497)
                                ----      -------        ------    --------
Balance March 31, 2004            --     $     --            --   $      --
                                ----      -------        ------    --------

See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2004.

--------------------------------------------------------------------------------
21   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $6,891,685 as of March 31, 2004, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002       2001       2000
Net asset value, beginning of period                                  $ 7.23      $7.25      $4.59      $4.95      $5.45
Income from investment operations:
Net investment income (loss)                                            (.02)      (.02)      (.03)      (.01)      (.02)
Net gains (losses) (both realized and unrealized)                       6.27        .34       2.69       (.35)      (.48)
Total from investment operations                                        6.25        .32       2.66       (.36)      (.50)
Less distributions:
Dividends from net investment income                                    (.85)      (.34)        --         --         --
Net asset value, end of period                                        $12.63      $7.23      $7.25      $4.59      $4.95

Ratios/supplemental data
Net assets, end of period (in millions)                                  $80        $45        $43        $27        $38
Ratio of expenses to average daily net assets(c)                       1.55%      1.66%      1.78%      1.83%      1.69%
Ratio of net investment income (loss) to average daily net assets      (.81%)     (.30%)     (.48%)     (.24%)     (.27%)
Portfolio turnover rate (excluding short-term securities)               173%       343%       458%       276%       114%
Total return(e)                                                       87.27%(g)   3.91%(f)  57.95%     (7.27%)    (9.11%)

See accompanying notes to financial highlights on page 24.

--------------------------------------------------------------------------------
22   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002       2001       2000
Net asset value, beginning of period                                  $ 6.95      $6.99      $4.46      $4.85      $5.38
Income from investment operations:
Net investment income (loss)                                            (.08)      (.08)      (.07)      (.05)      (.05)
Net gains (losses) (both realized and unrealized)                       5.99        .34       2.60       (.34)      (.48)
Total from investment operations                                        5.91        .26       2.53       (.39)      (.53)
Less distributions:
Dividends from net investment income                                    (.78)      (.30)        --         --         --
Net asset value, end of period                                        $12.08      $6.95      $6.99      $4.46      $4.85

Ratios/supplemental data
Net assets, end of period (in millions)                                  $27        $16        $11         $7         $9
Ratio of expenses to average daily net assets(c)                       2.30%      2.42%      2.54%      2.59%      2.46%
Ratio of net investment income (loss) to average daily net assets     (1.58%)    (1.01%)    (1.22%)    (1.00%)    (1.04%)
Portfolio turnover rate (excluding short-term securities)               173%       343%       458%       276%       114%
Total return(e)                                                       85.81%(g)   3.21%(f)  56.73%     (8.04%)    (9.78%)

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002       2001(b)
Net asset value, beginning of period                                  $ 6.90      $6.98      $4.45      $4.57
Income from investment operations:
Net investment income (loss)                                            (.13)      (.08)      (.07)      (.02)
Net gains (losses) (both realized and unrealized)                       6.00        .34       2.60       (.10)
Total from investment operations                                        5.87        .26       2.53       (.12)
Less distributions:
Dividends from net investment income                                    (.77)      (.34)        --         --
Net asset value, end of period                                        $12.00      $6.90      $6.98      $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2         $2        $--        $--
Ratio of expenses to average daily net assets(c)                       2.29%      2.42%      2.51%      2.59%(d)
Ratio of net investment income (loss) to average daily net assets     (1.54%)     (.89%)    (1.20%)     (.61%)(d)
Portfolio turnover rate (excluding short-term securities)               173%       343%       458%       276%
Total return(e)                                                       85.88%(g)   3.15%(f)  56.85%     (2.63%)(h)

See accompanying notes to financial highlights on page 24.

--------------------------------------------------------------------------------
23   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002       2001       2000
Net asset value, beginning of period                                  $ 7.26      $7.28      $4.60      $4.95      $5.43
Income from investment operations:
Net investment income (loss)                                             .02       (.01)      (.02)        --         --
Net gains (losses) (both realized and unrealized)                       6.28        .34       2.70       (.35)      (.48)
Total from investment operations                                        6.30        .33       2.68       (.35)      (.48)
Less distributions:
Dividends from net investment income                                    (.87)      (.35)        --         --         --
Net asset value, end of period                                        $12.69      $7.26      $7.28      $4.60      $4.95

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--        $--        $--        $--        $--
Ratio of expenses to average daily net assets(c)                       1.36%      1.51%      1.58%      1.64%      1.52%
Ratio of net investment income (loss) to average daily net assets      (.73%)      .04%      (.28%)       --%      (.19%)
Portfolio turnover rate (excluding short-term securities)               173%       343%       458%       276%       114%
Total return(e)                                                       87.64%(g)   4.02%(f)  58.26%     (7.07%)    (8.89%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures would have been lower by 0.15% for each class.

(g) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.15% for each class.

(h)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP SELECTED SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Precious Metals Fund (a series of AXP Selected Series, Inc.) as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2004, and the financial highlights for each of the years in the five-year period ended March 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Precious Metals Fund as of March 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 20, 2004

--------------------------------------------------------------------------------
25   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Precious Metals Fund
Fiscal year ended March 31, 2004

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          8.77%
     Dividends Received Deduction for corporations                      0.56%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.84570

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          8.77%
     Dividends Received Deduction for corporations                      0.56%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.77758

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          8.77%
     Dividends Received Deduction for corporations                      0.56%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.77001

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          8.77%
     Dividends Received Deduction for corporations                      0.56%

Payable date                                                        Per share
Dec. 18, 2003                                                        $0.86621
--------------------------------------------------------------------------------
26   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Arne H. Carlson                 Board member         Chair, Board Services
901 S. Marquette Ave.           since 1999           Corporation (provides
Minneapolis, MN 55402                                administrative services to
Age 69                                               boards). Former Governor  of
                                                     Minnesota
------------------------------- -------------------- ---------------------------------- ---------------------------------
Philip J. Carroll, Jr.          Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.           since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                construction) since 1998           (construction
Age 66                                                                                  materials/chemicals)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Livio D. DeSimone               Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East          since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                           Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                              Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                  Materials Company (construction
                                                                                        materials/ chemicals), Milliken
                                                                                        & Company (textiles and
                                                                                        chemicals), and Nexia
                                                                                        Biotechnologies, Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------
Heinz F. Hutter*                Board member         Retired President and Chief
901 S. Marquette Ave.           since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity
Age 74                                               merchants and processors)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Anne P. Jones                   Board member         Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 69
------------------------------- -------------------- ---------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**         Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- -------------------- ---------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alan K. Simpson                 Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.              since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alison Taunton-Rigby            Board member since   President, Forester Biotech
901 S. Marquette Ave.           2002                 since 2000. Former President and
Minneapolis, MN 55402                                CEO, Aquila Biopharmaceuticals,
Age 59                                               Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Barbara H. Fraser               Board member since   Executive Vice President - Chief
1546 AXP Financial Center       2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                2003. Executive Vice President -
Age 54                                               AEFA Products and Corporate
                                                     Marketing, AEFC, 2002-2003.
                                                     President - Travelers Check
                                                     Group, American Express
                                                     Company,  2001-2002. Management
                                                     Consultant, Reuters, 2000-2001.
                                                     Managing Director -
                                                     International Investments,
                                                     Citibank Global,  1999-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
William F. Truscott             Board member         Senior Vice President - Chief
53600 AXP Financial Center      since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474           President  since     2001. Former Chief Investment
Age 43                          2002                 Officer and Managing Director,
                                                     Zurich Scudder Investments
------------------------------- -------------------- ---------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Jeffrey P. Fox                  Treasurer since      Vice President - Investment
50005 AXP Financial Center      2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                Vice President - Finance,
Age 48                                               American Express Company,
                                                     2000-2002;  Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Paula R. Meyer                  President since      Senior Vice President and
596 AXP Financial Center        2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                AEFC, since 2002; Vice President
Age 50                                               and Managing Director - American
                                                     Express Funds, AEFC, 2000-2002;
                                                     Vice President, AEFC,  1998-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Leslie L. Ogg                   Vice President,      President of Board Services
901 S. Marquette Ave.           General Counsel,     Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- -------------------- ---------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   --   AXP PRECIOUS METALS FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP(R) Selected Series, Inc. were as follows:

                  2003 - $20,575;                             2002 - $ 20,308

(b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP(R) Selected Series, Inc. were as follows:

                        2003 - None;                          2002 - $14

(c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for AXP(R) Selected Series, Inc were as follows:

                        2003 - $2,275;                        2002 - $2,875

(d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services for AXP(R) Selected Series, Inc. were as follows:

                        2003 - None;                           2002 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2003 - None;                                2002 - None

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2003 - $56,890;                       2002 - $153,110

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Selected Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2004